UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 26, 2016

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On April 26, 2016, Vista Gold Corp. (the “Corporation”) held its annual general meeting of shareholders at Suite 1200, 200 Burrard Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time).    Shareholders representing 55,663,732 shares or  67.25% of the shares authorized to vote (82,772,172) were present in person or by proxy, representing a quorum for the purposes of the annual general meeting.  The shareholders approved the following:

Election of Directors Ordinary resolution to elect the following nominees as directors:	For	Against	Withheld/Abstain	Spoiled	Non Vote
John M. Clark	24,762,859	0	293,094	0	30,607,779
Frederick H. Earnest	24,766,751	0	289,202	0	30,607,779
W. Durand Eppler	24,756,271	0	299,682	0	30,607,779
C. Thomas Ogrzylo	24,646,912	0	409,041	0	30,607,779
Michael B. Richings	24,662,558	0	393,395	0	30,607,779
Tracy A. Stevenson	24,757,847	0	298,106	0	30,607,779
Appointment of Auditors	55,287,898	0	375,834	0	0

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2017 annual meeting of shareholders or until successors are duly elected and qualified.  The proposal to ratify the appointment of EKS&H LLLP as the Corporation’s Independent Registered Public Accounting Firm for the 2016 fiscal year was approved.

Item 7.01  Regulation FD

On April 26, 2016, the Registrant issued a press release announcing the voting results from its Annual General Meeting of shareholders held on Tuesday, April 26, 2016 in Vancouver, British Columbia.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1Press Release dated April 26, 2016*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: April 29, 2016	By: /s/John F. Engele John F. Engele Chief Financial Officer